UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2008 (January 23, 2008)

ARGYLE SECURITY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (210) 828-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 23, 2008, ISI Security Group, Inc. (“ISI”), a Delaware corporation and wholly owned subsidiary of Argyle Security, Inc. (the “Company”), entered into an Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with LaSalle Bank National Association, a national banking association (the “Bank”). The material terms of the Loan Agreement are set forth in Item 2.03 below, which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 31, 2008, ISI Controls, Ltd. (“ISI-Controls”), a wholly owned subsidiary of ISI, which in turn is a wholly owned subsidiary of the Company, closed its previously announced transaction, pursuant to which ISI-Controls acquired 100% of the outstanding units of Com-Tec Security, LLC (“Com-Tec”), resulting in Com-Tec becoming a wholly owned subsidiary of ISI-Controls. Com-Tec is engaged in the business of custom design, manufacture and installation of electronic security and communication systems.

In consideration for the sale of the units to ISI-Controls, the holders of units in Com-Tec (the “Seller”) received cash in the amount of $3,000,000 and a secured subordinated promissory note in the aggregate principal amount of $3,515,000 (the “Promissory Note”). The aggregate principal amount of the Promissory Note may be reduced depending on the occurrence of certain events described in the Unit Purchase Agreement by and among ISI-Controls, the Seller and Jeffrey E. Corcoran as the Seller Representative (the “Unit Purchase Agreement”). The Promissory Note is guaranteed by and secured by the assets of ISI and the Company, bears interest at 7% per year and is due and payable on April 1, 2011.

The preceding description of the terms of the transaction is qualified in its entirety by the Unit Purchase Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Promissory Note, which is being filed as Exhibit 10.2 to this Current Report on Form 8-K.

On February 5, 2008, the Company issued a press release announcing the completion of this transaction, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 23, 2008, ISI entered into the Loan Agreement with the Bank, pursuant to which the Bank increased its revolving loan facility to ISI to $12,000,000 (the “Revolving Loan”) and added a new acquisition loan facility in the amount of $4,250,000 (the “Term Loan”).

The outstanding principal amount of the Revolving Loan bears interest at the applicable Revolving Interest Rate. The Revolving Interest Rate means ISI’s choice of (i) a floating per annum rate of interest equal to the Prime Rate plus the Applicable Margin or (ii) the LIBOR Rate. Accrued and unpaid interest on Revolving Loans that are Prime Loans is payable quarterly, commencing on March 30, 2008. Accrued and unpaid interest on Revolving Loans that are LIBOR Loans is payable on the last Business Day of each Interest Period, commencing on the first such date to occur after the date of the Loan Agreement, on the date of any principal repayment of a LIBOR Loan and on the Revolving Loan Maturity Date. From and after maturity, or after the occurrence and during the continuation of an Event of Default, interest on the outstanding principal balance of the Revolving Loans may accrue at the Default Rate and shall be payable upon demand from the Bank. The Revolving Loan Maturity Date is January 23, 2010.

The outstanding principal amount of the Term Loan bears interest at the applicable Term Interest Rate. The Term Interest Rate means ISI’s choice of (i) a floating per annum rate of interest equal to the Prime Rate plus the Applicable Margin or (ii) the LIBOR Rate. Accrued and unpaid interest on Term Loans that are Prime Loans is payable quarterly, commencing on the last Business Day of the first calendar month following the first advance under the Term Loan and continuing on the same day of each calendar quarter thereafter, and on the Term Loan Maturity Date. Accrued and unpaid interest on Term Loans that are LIBOR Loans is payable on the last Business Day of each Interest Period, commencing on the first such date to occur after the date of the Loan Agreement, on the date of any principal repayment of a LIBOR Loan and on the Term Loan Maturity Date. From and after maturity, or after the occurrence and during the continuation of an Event of Default, interest on the outstanding principal balance of the Term Loan may accrue at the Default Rate and shall be payable upon demand from the Bank. The Term Loan Maturity Date is June 30, 2011.

ISI may prepay the Revolving Loans which are Prime Loans without any prepayment penalty. Provided there is no Event of Default under the Loan Agreement or the Loans, ISI may also prepay the principal balance of the Term Loan at any time on or after the date of the Loan Agreement.

Capitalized terms used but not otherwise defined in this Item 2.03 are defined in the Loan Agreement.

The preceding description of the terms of the Loan Agreement is qualified in its entirety by the Loan Agreement, which is being filed as Exhibit 10.3 to this Current Report on Form 8-K.

In connection with the transactions contemplated under the Loan Agreement, ISI executed an Amended and Restated Revolving Note (the “Revolving Note”) and a Term Note (the “Term Note”). ISI and its subsidiaries executed an Amended and Restated Security Agreement (the “Security Agreement”) and an Amended and Restated Pledge Agreement (the “Pledge Agreement”). ISI’s subsidiaries also executed an Amended and Restated Continuing Unconditional Guaranty (the “Guaranty”). The Revolving Note, Term Note, Security Agreement, Pledge Agreement and Guaranty are being filed as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

On January 25, 2008, the Board of Directors approved the issuance of certain equity-based awards under the Company’s 2007 Omnibus Securities and Incentive Plan. The Company granted an aggregate of 85,000 shares of the Company’s restricted common stock to certain of its executive officers and directors. In addition, the Company granted stock options to purchase an aggregate of 100,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock to certain of its employees. The Company also granted an aggregate of 55,000 performance units to certain of its officers, subject to terms and conditions to be set forth in a performance unit agreement and in accordance with the Company’s 2007 Omnibus Securities and Incentive Plan.

Additional terms of certain of the equity-based awards are set forth in Item 5.02 below, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) On January 25, 2008, the Board of Directors appointed and elected two new independent directors to its Board of Directors to fill newly created vacancies: Lloyd E. Campbell and Walter J. Klein. Mr. Campbell will serve as Chair of the Company’s Nominating and Governance Committee. Mr. Klein will serve as Chair of the Company’s Audit Committee. Biographies of Messrs. Campbell and Klein are contained in the Company’s January 29, 2008 press release announcing their appointment to the Company’s Board of Directors, a copy of which is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with their appointment to the Company’s Board of Directors on January 25, 2008, each of Messrs. Campbell and Klein was issued 10,000 shares of the Company’s restricted common stock.

Each of Messrs. Campbell and Klein has had no transaction or proposed transaction, to which the Company was or is a party, in which he had or is to have a direct or indirect material interest.

(e) On January 25, 2008, each of the following persons received the following equity-based awards:

Name	Title	Restricted Stock (1)	Performance Units (2)	Stock Option Grant (3)
Bob Marbut	Co-Chief Executive Officer	15,000	15,000	—
Ron Chaimovski	Co-Chief Executive Officer	15,000	15,000	—
Donald F. Neville	Chief Financial Officer	10,000	10,000	25,000
Sam Youngblood	Chief Executive Officer, ISI Security Group, Inc.	10,000	10,000	—
Don Carr	President, ISI Security Group, Inc.	5,000	5,000	—

(1) One-third of these shares of common stock will vest on December 31 of each of 2008, 2009 and 2010.
(2) Subject to terms and conditions to be set forth in a performance unit agreement and in accordance with the Company’s 2007 Omnibus Securities and Incentive Plan.
(3) One-third of the shares of common stock underlying this option grant will vest on December 31 of each of 2008, 2009 and 2010.

(f) Not applicable.

Item 9.01	Financial Statements and Exhibits.

Financial Information

Financial statements and pro forma financial information required by this Current Report on Form 8-K related to the acquisition of Com-Tec will be filed by amendment within the time periods prescribed by Item 9.01 of Form 8-K.

Exhibits

Exhibit No.	Description

10.1	Unit Purchase Agreement by and between ISI Controls, Ltd., the holders of units in Com-Tec and Jeffrey E. Corcoran, as the Seller

10.2	Subordinated Promissory Note by ISI Controls, Ltd. in favor of Jeffrey E. Corcoran and Janell D. Corcoran

10.3	Amended and Restated Loan and Security Agreement by and between ISI Security Group, Inc. and LaSalle Bank National Association

10.4	Amended and Restated Revolving Note

10.5	Term Note

10.6	Amended and Restated Security Agreement

10.7	Amended and Restated Pledge Agreement

10.8	Amended and Restated Continuing Unconditional Guaranty

99.1	Press release of Argyle Security, Inc. dated February 5, 2008

99.2	Press release of Argyle Security, Inc. dated January 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY, INC.

Date: February 6, 2008	By:	/s/ Donald F. Neville
Name: Donald F. Neville
Title: Chief Financial Officer

Exhibit Index
Exhibit No.	Description

10.1	Unit Purchase Agreement by and between ISI Controls, Ltd., the holders of units in Com-Tec and Jeffrey E. Corcoran, as the Seller Representative

10.2	Subordinated Promissory Note by ISI Controls, Ltd. in favor of Jeffrey E. Corcoran and Janell D. Corcoran

10.3	Amended and Restated Loan and Security Agreement by and between ISI Security Group, Inc. and LaSalle Bank National Association

10.4	Amended and Restated Revolving Note

10.5	Term Note

10.6	Amended and Restated Security Agreement

10.7	Amended and Restated Pledge Agreement

10.8	Amended and Restated Continuing Unconditional Guaranty

99.1	Press release of Argyle Security, Inc. dated February 5, 2008

99.2	Press release of Argyle Security, Inc. dated January 29, 2008